UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2015

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Masonite International Corporation
(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road Concord, Ontario, Canada	L4K 2N6
(Address of principal executive offices)	(Zip Code)
(800) 895-2723
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) of Masonite International Corporation (the "Company") held on May 13, 2015, the Company’s shareholders approved the Masonite International Corporation Amended and Restated 2012 Equity Incentive Plan (the “Amended Plan”). A description of the Amended Plan is set forth on pages 54-66 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2015 (the “Proxy Statement”). The description, a copy of which is filed as Exhibit 10.1 hereto, is incorporated herein by reference. The description of the Amended Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

In connection with the previously disclosed departure of Mark J. Erceg, Executive Vice President and Chief Financial Officer of the Company, effective May 18, 2015, Robert E. Lewis, the Company's Senior Vice President, General Counsel and Corporate Secretary, will assume the duties of principal financial officer and principal accounting officer in an interim capacity in addition to his current duties until such time as a permanent Chief Financial Officer is appointed.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 13, 2015, the Company held the Annual Meeting at the University Club of Tampa in Tampa, Florida. A total of 29,356,650 shares of the Company’s common stock, out of a total of 30,131,257 shares of the Company’s common shares outstanding and entitled to vote as of the record date, were present in person or represented by proxies. Each of the proposals is described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

Proposal 1 - Election of Directors

The following directors were elected to the Company’s Board of Directors at the Annual Meeting to serve as Directors until the Company’s 2016 Annual General Meeting of shareholders and until their respective successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Frederick J. Lynch	24,182,213	2,318,505	2,855,932
Jody L. Bilney	24,182,168	2,318,550	2,855,932
Robert J. Byrne	24,182,168	2,318,550	2,855,932
Peter R. Dachowski	24,156,551	2,344,167	2,855,932
Jonathan F. Foster	24,132,273	2,368,445	2,855,932
George A. Lorch	24,125,123	2,375,595	2,855,932
Rick J. Mills	24,182,160	2,318,558	2,855,932
Francis M. Scricco	24,156,651	2,344,067	2,855,932
John C. Wills	24,182,009	2,318,709	2,855,932

Proposal 2 - Advisory Vote on Executive Compensation

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
23,999,658	227,792	2,273,268	2,855,932

Proposal 3 - Appointment of Independent Registered Public Accounting Firm

The shareholders voted at the Annual Meeting to approve the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2016.

For	Against	Abstain	Broker Non-Votes
27,075,308	24,487	2,256,855	N/A

Proposal 4 - Approval of the Amended and Restated 2012 Equity Incentive Plan

The Masonite International Corporation Amended and Restated 2012 Equity Incentive Plan was approved by the Company’s shareholders at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
21,399,091	5,098,762	2,865	2,855,932

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Description of Masonite International Corporation Amended and Restated 2012 Equity Incentive Plan
Exhibit 10.2	Form of Masonite International Corporation Amended and Restated 2012 Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	May 18, 2015	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary